EXHIBIT

CERTIFICATE OMITTED: THE FACE OF THE CERTIFICATE HAS A COLORED BORDER DESIGN APPROXIMATELY ONE-HALF INCH IN WIDTH ON THE MARGINS. THE CERTIFICATE NUMBER AND THE NUMBER OF SHARES ALSO HAVE A BORDER DESIGN.

  % CUMULATIVE JUNIOR PREFERRED STOCK,     % CUMULATIVE JUNIOR PREFERRED STOCK,
             SERIES A                                    SERIES A

PA

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

       THIS CERTIFICATE IS TRANSFERABLE IN
                  NEW YORK, N.Y.

                CUSIP 880370 66 3

                                 TENNECO INC.
                 % CUMULATIVE JUNIOR PREFERRED STOCK, SERIES A


This certifies that                          SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

 FULL-PAID AND NON-ASSESSABLE SHARES WITHOUT PAR VALUE OF   % CUMULATIVE JUNIOR
                           PREFERRED STOCK, SERIES A

of Tenneco Inc, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation (copies of which are filed with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated
          /s/ Karl A. Stewart
               SECRETARY     COUNTERSIGNED AND REGISTERED:
                                   THE FIRST NATIONAL BANK OF BOSTON
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
         /s/ Dana G. Mead    BY
   CHAIRMAN OF THE BOARD

                                                            AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM -- as tenants in common           UNIF GIFT MIN ACT -- __________ Custodian ___________
TEN ENT -- as tenants by the entireties                          (Cust)               (Minor)
JT TEN  -- as joint tenants with right of                      under Uniform Gifts to Minors
           survivorship and not as tenants                     Act______________________
           in common                                                     (State)


    Additional abbreviations may also be used though not in the above list.



                                 TENNECO INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

     For Value Received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------
|                                     |
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--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the Stock represented by the within certificate and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------attorney, to transfer the same on the books of the within-named Corporation, with full power of substitution in the premises.

Dated
     -----------------------
                                              ---------------------------------

NOTICE: The Signature to the Assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.